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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Applica Corporation:


    We consent to the use of our report dated June 30, 1999 on the financial statements of Applica Corporation as of December 31, 1998 and from September 24, 1998 (inception) through December 31, 1998 incorporated by reference in the Registration Statement on Form S-3 and to the reference to our firm under the heading "Experts" therein.


                                          /s/ KPMG LLP


Boston, Massachusetts
November 8, 2000